UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2016 (June 1, 2016)

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously announced, on May 18, 2016, Allegheny Technologies Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), relating to the issuance and sale of $250.0 million aggregate principal amount of the Company’s 4.75% Convertible Senior Notes due 2022 (the “Notes”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional $37.5 million aggregate principal amount of Notes (the “Over-Allotment Option”). On June 1, 2016, the Company announced that the Underwriters exercised the Over-Allotment Option in full. The Company’s press release is set forth in its entirety and filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 2, 2016, the Company completed the offering and sale of an additional $37.5 million aggregate principal amount of Notes (the “Additional Notes”) pursuant to the Underwriters’ exercise in full of the Over-Allotment Option. The Additional Notes were issued pursuant to the Indenture, dated June 1, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated May 24, 2016 (the “Supplemental Indenture”), between the Company and the Trustee. The material terms of the Additional Notes are identical to the material terms of the $250.0 million aggregate principal amount of Notes issued and sold by the Company on May 24, 2016, as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on that date, which is incorporated herein by reference.

The foregoing is not a complete discussion of the Additional Notes. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2009, and the Supplemental Indenture, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 24, 2016, each of which is incorporated herein by reference. A form of Additional Note is included in the Supplemental Indenture. The opinion of the Company’s counsel as to the validity of the Additional Notes and the shares of Common Stock issuable upon conversion of the Additional Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Indenture, dated June 1, 2009 (the “Indenture”), between Allegheny Technologies Incorporated and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on June 3, 2009 (File No. 1-12001)).

Exhibit 4.2	Fifth Supplemental Indenture, dated May 24, 2016, between Allegheny Technologies Incorporated and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on May 24, 2016 (File No. 1-12001)).

Exhibit 4.3	Form of 4.75% Senior Note due 2022 (included in Exhibit 4.2).

Exhibit 5.1	Opinion of K&L Gates LLP.

Exhibit 23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

Exhibit 99.1	Press Release dated June 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Dated: June 2, 2016